Exhibit 10.59

Confidential Treatment Requested.

Certain material (indicated by asterisks) has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

10th AMENDMENT TO CREDIT CARD PROGRAM AGREEMENT

This 10th Amendment (the “10th Amendment”) is entered into this 17th day of December 2009 by and among The Neiman Marcus Group, Inc. and Bergdorf Goodman, Inc. on the one hand, and HSBC Private Label Corporation (formerly, Household Corporation) and HSBC Bank Nevada, N.A. on the other hand, to that certain Credit Card Program Agreement, dated June 8, 2005 (as amended, the “Agreement”), among the foregoing parties.  The 10th Amendment shall have an effective date as of March 1st, 2009.  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

1.  The following new defined terms shall be added in Section 1.1 of the Agreement in the appropriate alphabetical order:

“10th Amendment Measurement Period” means the period from (and including) March 1, 2009 through June 30, 2010.

“Base Shared Receivables Write-Off Amount” means with respect to the completed calendar months of the 10th Amendment Measurement Period, the amount equal to the (i) Reference Period Average Gross Receivables, multiplied by (ii) the excess, if any, of (A) the Base Shared Receivables Write-Off Percentage for such period over (B) [***] (it being understood, for the avoidance of doubt, that if the Base Shared Receivables Write-Off Percentage is less than or equal to [***] then the Base Shared Receivables Write-Off Amount shall be zero) (iii) divided by 12 and (iv) multiplied by the number of completed calendar months following (and including) March 2009.

“Base Shared Receivables Write-Off Cap” means the Base Shared Receivables Write-Off Percentage on the day when the Rolling 12 Month Receivables Net Write-Off Ratio first exceeds [***].

“Base Shared Receivables Write-Off Percentage” means, with respect to the completed calendar months of the 10th Amendment Measurement Period, the percentage equal to (i) Net Write-Offs for such period divided by (ii) Reference Period Average Gross Receivables for such period (Hi) multiplied by 12 and (iv) divided by the number of completed calendar months following (and including) March 2009; provided that in no event shall the Base Shared Receivables Write-Off Percentage exceed the Base Shared Receivables Write-Off Cap.

“Net Finance Charge Income” means the total dollar amount of revenue received as a result of finance charges assessed upon Cardholders, less any finance charge waivers granted.

“Optional Letter of Credit” means an irrevocable standby letter of credit naming Bank as the beneficiary thereof and having an expiration date no earlier than [***], issued and confirmed by an issuing bank selected by NMG and reasonably acceptable to Bank and in customary form, and in a face amount equal to the amount as referenced in Section 7.1(e)(i).

“Optional Shared Receivables Write-Off Amount” means with respect to the completed calendar months of the 10th Amendment Measurement Period, the amount equal to the (i) Reference Period Average Gross Receivables, multiplied by (ii) the excess, if any, of (A) the Optional Shared Receivables Write-Off Percentage for such period over (B) the Base Shared Receivables Write-Off Cap (it being understood, for the avoidance of doubt, that if the Optional Shared Receivables Write-Off Percentage is less than or equal to the Base Shared Receivables Write-Off Cap then the Optional Shared Receivables Write-Off Amount shall be zero) (iii) divided by 12 and (iv) multiplied by the number of completed calendar months following (and including) March 2009.

“Optional Shared Receivables Write-Off Cap” means the Optional Shared Receivables Write-Off Percentage on the day when the Rolling 12 Month Receivables Net Write-Off Ratio first exceeds [***].

“Optional Shared Receivables Write-Off Percentage” means, with respect to the completed calendar months of the 10th Amendment Measurement Period, the percentage equal to (i) Net Write-Offs for such period divided by (ii) Reference Period Average Gross Receivables for such period (iii) multiplied by 12 and (iv) divided by the number of completed calendar months following (and including) March 2009; provided that in no event shall the Optional Shared Receivables Write-Off Percentage exceed the Optional Shared Receivables Write-Off Cap.

“Receivables Net Write-Off Ratio” means with respect to any period, the percentage equal to (i) Net Write-Offs during such period divided by (ii) Reference Period Average Gross Receivables during such period.

“Reference Period Average Gross Receivables” means with respect to any measurement period, the average of the Gross Receivables on the last day of each calendar month during such measurement period.

“Rolling 12 Month Receivables Net Write-Off Ratio” means, with respect to any calendar month, the Receivables Net Write-Off Ratio for the period of 12 consecutive calendar months ending on and including the month immediately preceding such calendar month.

“Third Change of Terms (hereinafter, “Third COT:)” means the prior alteration of the Account terms, effective as of January 13, 2009 and as previously mutually agreed by the Parties per the Letter of Understanding (dated October 22, 2008), in which the minimum rate of Finance Charge was increased to a Daily Periodic Rate of [***] (corresponding to a [***] Annual Percentage Rate).

“Third COT Finance Charge Income” means, with respect to the 10th Amendment Measurement Period,[***] of the Net Finance Charge Income that is generated from the Gross Receivables during such measurement period.

“Third COT Incremental Net Write Offs” shall be equal to (i) $0 per month during the period beginning on [***] and ending on [***] and (ii)

[***] per month during the period beginning on [***] and ending on [***].”

2. The following defined terms shall replace the corresponding and existing defined terms of the same name:

“Net Write-Offs” means, with respect to Accounts that have been written off in a particular period in accordance with the credit and collection policies contained in the Risk Management Policies, (a) the portion of the total Gross Receivables charged-off as uncollectible to the written-off Accounts in accordance with such credit and collection policies (and not as a result of fraud losses) during such period minus (b) any recoveries, including sales tax recoveries, received during such period on previously written-off Accounts, and minus (c) the Third COT Incremental Net Write Offs.”

“Gross Financing Income” means, with respect to any period, an amount equal to the sum of assessed or accrued Net Finance Charge Income, late fees, NSF fees and any other interest or fees payable under the Program and any amounts paid by NMG to Bank pursuant to Section 4.10 or 4.11 during such period less the sum of fee waivers, the amount required under GAAP to be amortized by Bank as deferral amortization pursuant to Financial Accounting Standard No. 91 during such period, any amounts paid by Bank to NMG pursuant to Section 4.10 or 4.11 during such period, and the Third COT Finance Charge Income. Fees from Approved Ancillary Products are not included as part of Gross Financing Income.

“Variable Break-Even Margin” means (i) Gross Financing Income plus (ii) the amounts paid by NMG pursuant to Section 9. 1(a)(viii), 9.1(a)(x) and 9.1(a)(xi) minus (iii) Funding Costs minus (iv) Net Write-Offs minus (v) the Total of All Amounts Bank Paid to NMG minus (vi) Marketing Expenses minus (vii) Fraud Loss minus (viii) Standard Variable Operating Expenses. As used to determine Variable Break-Even Margin, the following term shall have the following meaning:

“Risk Adjusted Margin” means, with respect to the RAM Measurement Period (or in the case of any interim payment pursuant to Section 9.1(a)(vii) and 9.1(a)(x), the relevant Reference Period), the percentage equivalent of a fraction equal to (A) (i) Gross Financing Income for such period, minus (ii) Net Write-Offs for such period, minus (iii) Funding Costs for such period, plus (iv) the total of all amounts paid by NMG pursuant to Section 9.1(a)(viii), 9.l(a)(x), and 9.l(a)(xi) at any time during such period divided by (B) the Average Gross Receivables for such period.”

3. Section 3.2(g) of the Agreement is amended by striking the existing subclause (v)(A) thereunder, and replacing it with the following:

“(A) will not affect a group of Accounts for which the Rolling 12 Month Receivables Net Write-Off Ratio reduced in respect of each ten (10) point Next Gen score band (e.g. [***]) is less than [***] (as set forth in the report provided by Bank to NMG).  Such report shall be provided to NMG on a quarterly basis beginning in November 2009 and at least 30 days in advance of making any such changes and shall demonstrate the most recent Rolling 12 Month

Receivables Net Write-Off Ratio (Example attached as Exhibit D) for each such group of Accounts that were in existence on the last day of the Month preceding the first Month included in the Rolling 12 Month Receivables Net Write-Off Ratio. Bank may blend groups of Accounts in adjacent ten (10) point Next Gen score bands together (e.g. [***] and [***]) so long as (x) the Rolling 12 Month Receivables Net Write-Off Ratio reduced for the group of Accounts in the highest ten (10) point Next Gen score band (e.g., [***] would be higher than [***]) of the groups to be blended exceeds [***] and (y) the total blended Rolling 12 Month Receivables Net Write-Off Ratio reduced exceeds [***] for the combined groups. Notwithstanding the foregoing, Bank may implement changes to Risk Management Policies in respect of a subgroup of Accounts within an individual ten (10) point Next Gen score band whose Rolling 12 Months Receivables Net Write-Off Ratio is less than [***], if, by utilizing other risk attributes that historically correlate (consistent with Bank’s past practice) to the likelihood of Net Write-Offs, such subgroup of Accounts within such ten (10) point Next Gen score band has a Rolling 12 Month Receivables Net Write-Off Ratio of greater than [***], as set forth in the report provided by Bank to NMG (Example attached as Exhibit E).”

4. Section 3.2(g) of the Agreement is amended by striking the existing subclause (vi), and replacing it with the following:

“(vi) if at any time during the Term, the Rolling 12 Month Receivables Net Write-Off Ratio is greater than [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e )(i), for so long as the Rolling 12 Month Receivables Net Write-Off Ratio remains greater than [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e)(i), changes to Risk Management Policies that are designed to reduce the Net Write-Off Ratio, provided that such changes will not affect a group of Accounts for which the Rolling 12 Month Receivables Net Write-Off Ratio reduced in respect of each ten (10) point Next Gen score band (e.g. [***]) is less than [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e)(i) (as set forth in the report provided by Bank to NMG).  Such report shall be provided to NMG on a quarterly basis beginning in November 2009 and at least 30 days in advance of making any such changes and shall demonstrate the most recent Rolling 12 Month Receivables Net Write-Off Ratio (Example attached as Exhibit D) for each such group of Accounts that were in existence on the last day of the Month preceding the first Month included in the Rolling 12 Month Receivables Net Write-Off Ratio.  Bank may blend groups of Accounts in adjacent ten (10) point Next Gen score bands together (e.g. [***] and [***]) so long as (x) the Rolling 12 Month Receivables Net Write-Off Ratio reduced for the group of Accounts in the highest ten (10) point Next Gen score band (e.g., [***] would be higher than [***]) of the groups to be blended exceeds [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e)(i) and (y) the total blended Rolling 12 Month Receivables Net Write-Off Ratio reduced exceeds [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e)(1) for the combined groups. Notwithstanding the foregoing, Bank may implement changes to Risk

Management Policies in respect of a subgroup of Accounts within an individual ten (10) point Next Gen score band whose Rolling 12 Month Receivables Net Write-Off Ratio is less than [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.I(e)(i), if, by utilizing other risk attributes that historically correlate (consistent with Bank’s past practice) to the likelihood of Net Write-Offs, such subgroup of Accounts within such ten (10) point Next Gen score band has a Rolling 12 Month Receivables Net Write-Off Ratio of greater than [***] (or [***] in the event NMG exercises the Incremental Loss Sharing Option in accordance with 7.1(e)(i)), asset forth in the report provided by Bank to NMG (Example attached as Exhibit E.).”

5.              The existing Section 7.1(d) is amended by striking the existing Section 7.1(d) and replacing it with the following new Section 7.1(d):

“(d) On each “Report Date” reflected on Schedule 7.1(d), Bank will deliver to NMG a calculation of (i) the Risk Adjusted Margin, the Net Write-Off Ratio, the Receivables Net Write-Off Ratio, the Rolling 12 Month Receivables Net Write-Off Ratio, Variable Break-Even Margin, Third COT Finance Charge Income and each component of each of the foregoing (including, in the case of Gross Financing Income, separately reported amounts in respect of finance charges, late fees and fee waivers), in each case calculated as if the Reference Period were the period indicated as such in such Schedule and (ii) the dollar amount that would be payable by Bank to NMG (or by NMG to Bank) pursuant to each of Section 9.1(a)(vii)(A) and (B) and 9.1(a)(viii) if such payment were due in respect of the reported period.  Such calculations shall be in such form and shall reflect such detail with respect to each of the foregoing items, and each component thereof) as shall be mutually agreed upon by the Parties.  The financial information set forth in such reports from Bank is derived from its General Ledger (GL) and/or its supporting financial accounting subsystems.”

6.              The existing Schedule 7.1(d) is amended by striking the existing Schedule 7.1(d), and replacing with the new Schedule 7.1(d) attached hereto.

7.              The following shall be added as the new Sections 7.1(e)(i) and (ii) of the Agreement:

“(i) Bank will monitor the Rolling 12 Month Receivables Net Write-Off Ratio and report to NMG within three (3) Business Days of such ratio reaching [***], and thereafter Bank will report in writing and certify the previous month’s Rolling 12 Month Receivables Net Write-Off Ratio to NMG by noon Central Standard Time on the following Business Day.  If the Rolling 12 Month Receivables Net Write-Off Ratio exceeds [***] as reported and certified by Bank, NMG may, at its sole discretion, exercise its right to pay [***] of the Optional Shared Receivables Write-Off Amount in accordance with Section 9.1(a)(xi) (the “Incremental Loss Sharing Option”) by notifying Bank in writing within three (3) Business Days of first receiving notice in writing from Bank of the Rolling 12 Month Receivables Net Write-Off Ratio exceeding [***]. In order to exercise the Incremental Loss Sharing Option, within thirty (30) days of notifying Bank, NMG must secure the Optional Letter of Credit in an amount equal to: (x) [***] multiplied by (y) Reference Period Average Gross Receivables.  The Optional Letter of Credit shall serve as security for the performance by NMG of its obligation under Section 9.1(a)(xi) to the extent NMG exercises its Incremental Loss Sharing Option and may be drawn on solely by Bank after [***] if any amounts payable by NMG under Section 9.1(a)(xi) are not paid by NMG on [***].

(ii) If NMG fails to provide the Optional Letter of Credit in accordance with the Agreement, including but not limited to Section 7.I(e)(i), without limiting any remedies afforded to Bank, NMG shall thereby waive the right to exercise the Incremental Loss Sharing Option and Bank may immediately implement Risk Management Policy changes in accordance with section 3.2(g)(vi).

8.              Section 9.I(a)(ix) shall be renumbered to be Section 9.1(a)(xii) of the Agreement, and shall be amended to read as follows:

“(xii) Set forth on Schedule 9.I(a)(xii), are illustrative calculations of the payments described in clauses (vii), (viii), (ix) and (x) above.”

9.              The existing Schedule 9.I(a)(ix) is amended by striking the existing Schedule 9.1(a)(ix) and replacing it with the new Schedule 9.1(a)(ix) attached hereto.

10. The following shall be added as new Sections 9.1(a)(ix), (x) and (xi) of the Agreement:

“(ix) On each Payment Date set forth on Schedule 9.1(a)(ix) with respect to the measurement periods set forth on Schedule 9.1(a)(ix), Bank will pay NMG [***] of the Third COT Finance Charge Income less [***] of the Third COT Incremental Net Write Offs.

(x) NMG will pay Bank [***] of the Base Shared Receivables Write-Off Amount, if any, with respect to the 10th Amendment Measurement Period, with interim annual payments in respect of the total amount payable (calculated on an estimated basis based on the relevant Reference Period) being reflected on and paid pursuant to each Year-End Settlement Sheet, and with the final payment in respect of the 10th Amendment Measurement Period being due and payable on September 1, 2010; provided, however, that, in calculating any payment in respect of the total amount owing by NMG pursuant to this clause (x), there shall be deducted from such payment the net amount previously paid by NMG pursuant to this clause (x) (after adding all previous interim payments and deducting all previous interim refunds. paid by Bank to NMG pursuant to the following sentence of this clause (x).  In the event that the amount owing by NMG to Bank pursuant to this clause (x) is less than the net amount already paid by NMG to Bank pursuant to this clause (x) (after applying this sentence), Bank shall refund to NMG the excess of the net amount previously paid by Bank over the total amount payable by Bank in respect of the 10th Amendment Measurement Period (or the relevant Reference Period, as applicable).  For the avoidance of doubt, in no event shall the total payments by Bank pursuant to this clause (x) exceed the total amounts received by it from NMG pursuant to this clause (x).

(xi) If NMG exercises the Incremental Loss Sharing Option, NMG will pay Bank [***] of the Optional Shared Receivables Write-Off Amount, if any, with respect to the 10th Amendment Measurement Period, on [***].”

All capitalized terms not otherwise defined herein shall have the same meaning afforded them in the Agreement. Except as otherwise modified herein, the terms and conditions of the Agreement remain in full forced and effect.

AGREED TO AND EXECUTED on this the 17th day of December 2009.

HSBC BANK NEVADA, N.A.		HSBC PRIVATE LABEL CORPORATION

By:	/s/ Brian D. Hughes	By:	/s/ Brian D. Hughes
Its:	Executive Vice President	Its:	Executive Vice President

THE NEIMAN MARCUS GROUP, INC.		BERGDORF GOODMAN, INC.

By:	/s/ William S. Hough	By:	/s/ Nelson A. Bangs
Its:	VP — Credit Services	Its:	Vice President

Schedule 7.1(d)

Reporting

The calculation of Risk Adjusted margin, the Net Write-Off Ratio, Variable Break Even Margin and each component of the forgoing will begin on [***] and will be measured quarterly (through the end of the RAM Measurement Period) and payments will be contemplated by Section 9.1(a)(vii) and (viii) shall be settled annually based on the below:

Measurement Period	Report Date	Payment Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 9.1(a)(ix)

Reporting

The calculation of the Shared Receivables Write-Off Amount, Third COT Finance Charge Income, the Third COT Incremental Net Write Offs and each component of the forgoing will begin on [***] and will be measured quarterly (through the end of the 10th Amendment Measurement Period) and payments will be contemplated by Section 9.1(a)(vii), (viii), (ix) and (x) shall be settled based on the bellow:

Measurement Period	Report Date	Payment Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Schedule 9.1(a)(xii)

Illustrative Calculations

2007 Actual Data

Average Gross Receivables	[***]

Net Credit Sales	[***]
Number of Average Active Accounts	[***]

Gross Finance Income	[***]

Less Cost of Funds (actual internal charge)	[***]
Less Net Write-Offs	[***]
[***]

[***]

Increased late fee due to 6th amendment Adjust	[***]
[***]

Risk Adjusted Margin	[***]

Variable Margin

Gross Finance Income**	[***]
Less Cost of Funds*	[***]
Less Net Write-Offs	[***]
Less All Payments Bank paid to NMG	[***]
Less Fraud Loss	[***]
Less Marketing Expense	[***]
Less Standard Variable Expenses	[***]
Variable Margin	[***]

*Avg 1 months Libor for 2007 +20 bps=[***] times [***] of Gross Receivables ([***]).

**Includes income from [***].

Example of 2010 Year End Settlement

[***]

Exhibit D

Exhibit D — 12mo average balance to cumulative Net CO

FICO	All Accounts as of 31 Dec 2007	Avg Balance (January 08 - December 08)	Cum Net Charge- offs (January 08 - December 08	% net CO/Avg Balance
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]

[***]

[***]

[***]

[***]

[***]

Exhibit E

Exhibit E — 12 mo average balance cumulative

Vintage	Avg Balance January 08- December 08)	Cum Net Charge- Offs (January 08- December 08_	% Net CO / Avg Balance
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]